Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
November, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  9.09%
      November, 1997  9.31%
      October, 1997  10.04%
      September, 1997  7.91%


Cash Yield                                              24.40%


Investor Charge Offs                                    6.89%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       23.84%


Total Payment Rate                                      10.25%


Total Principal Balance                                $5,886,371,554.47


Investor Participation Amount                          $124,999,999.97


Seller Participation Amount                            $1,403,038,221.22